Exhibit 32

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, Garth Braun, President and Chief Executive Officer, and Ted Kozub, Chief Financial Officer, of Cheetah Oil& Gas Ltd., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the quarterly report on Form 10-QSB of Cheetah Oil & Gas Ltd. for the period ended March 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cheetah Oil & Gas Ltd.




Dated May 16, 2005                         /s/Garth Braun
                                           -------------------------------------
                                           Garth Braun,
                                           President and Chief Executive Officer


                                           /s/Ted Kozub
                                           ----------------------------
                                           Ted Kozub,
                                           Chief Financial Officer and
                                           Principal Accounting Officer